SECURITIES AND EXCHANGE COMMISSION
                                        -
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of November 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S27)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                 333-59998              75-2006294
          --------                 ---------              ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)           File Number)        Idenfication No.)


8400 Normandale Bake Blvd.
Suite 600
Minneapolis, Minnesota                                           55437
----------------------                                           -----
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (612) 832-7000


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Item 5.  Other Events.
         -------------
               On November 29, 2001, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2001-S27, pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and Bank One, National Association, as Trustee.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------
          (a)    Not applicable
          (b)    Not applicable
          (c)    Exhibits:


               1. Series Supplement, dated as of November 1, 2001, to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.


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                                   SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES, INC.


                                            By:   /s/ Randy Van Zee
                                            Name: Randy Van Zee
                                            Title: Vice President


Dated: November 29, 2001

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